Exhibit 99.3

           [Letterhead of Dworken, Hillman, LaMorte & Sterczala P.C.]


April 17, 2009


Securities and Exchange Commission
100 F Street, NE
Washington DC  20549



Dear Sirs/Madams:

We have read Item 4 of Trudy Corporation's Form 8-K dated April 15, 2009, and have the following comments:

         1. We agree with the statements made in the first, second, third and fourth paragraphs.

         2. We have no basis on which to agree or disagree with the statements made in the fifth and sixth paragraphs.


                                Very truly yours,

                                /s/ Dworken, Hillman, LaMorte & Sterczala P.C.


Shelton, Connecticut